EXHIBIT 32.1

BLACKSANDS PETROLEUM, INC.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Blacksands Petroleum, Inc. (the “Company”) on Form 10-K for the years ended October 31, 2016 and 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Spoone, Principal Executive Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 17, 2018	By:	/s/ Mark Spoone
Mark Spoone
Principal Executive Officer Principal Financial and Accounting Officer